                                                                    Exhibit 31.1

                                  CERTIFICATION

I, Steven J. Pully, certify that:

1.       I have  reviewed  this  quarterly  report on Form  10-Q of New  Century
         Equity Holdings Corp.;

2.       Based  on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such  statements  were made, not misleading  with respect to the period covered by this report;

3.       Based on my knowledge,  the financial  statements,  and other financial information  included in this  report,  fairly  present in all material respects the financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.       The registrant's other certifying  officer(s) and I are responsible for establishing  and  maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for  the
         registrant and have:

         (a)      Designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our supervision,  to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b)      Evaluated the  effectiveness  of the  registrant's  disclosure controls  and  procedures  and  presented  in this  report our conclusions about the effectiveness of the disclosure controls and  procedures,  as of the end of the period  covered by this report based on such evaluation; and

         (c)      Disclosed  in  this  report  any  change  in the  registrant's internal control over financial reporting that occurred during the registrant's  most recent fiscal quarter (the registrant's fourth  fiscal  quarter in the case of an annual  report) that has materially affected, or is reasonably likely to materially affect,  the  registrant's  internal  control  over  financial reporting; and

5.       The registrant's other certifying  officer and I have disclosed,  based on our most  recent  evaluation  of  internal  control  over  financial reporting,  to the registrant's auditors and the audit committee of the registrant's  board of directors (or persons  performing the equivalent functions):

         (a)      All significant  deficiencies  and material  weaknesses in the
                  design  or  operation  of  internal   control  over  financial
                  reporting which are reasonably  likely to adversely affect the registrant's ability to record, process,  summarize and report financial information; and

         (b)      Any fraud,  whether or not material,  that involves management or  other  employees  who  have  a  significant  role  in  the registrant's internal controls over financial reporting.

Date: November 20, 2006                               /s/ Steven J. Pully
                                                --------------------------------
                                                         Steven J. Pully
                                                     Chief Executive Officer